LORD ABBETT SERIES FUND, INC.

Developing Growth Portfolio

Supplement dated November 30, 2018 to the

Summary Prospectus dated May 1, 2018, as supplemented

Effective December 1, 2018, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 8 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
F. Thomas O’Halloran, Partner and Portfolio Manager	2010
Matthew R. DeCicco, Managing Director and Portfolio Manager	2010
Vernon T. Bice, Portfolio Manager	2011

Please retain this document for your future reference.